UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2011

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its Certificate of Incorporation)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Centre 5400 LBJ Freeway, Suite 450 Dallas, TX	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 451-6750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

Business Outlook

On September 12, 2011, Aventine Renewable Energy Holdings, Inc. (the “Company”) issued a press release announcing  it is delaying the start-up of its ethanol plant located in Canton, Illinois until early next year.

The Company noted the delay is due to uncertainty surrounding its ability to secure critical third-party technical and engineering support in the time frame needed to re-commission the plant as well as its ability to fully complete the remaining scheduled work prior to the arrival of winter weather.  The Company previously anticipated starting up the facility mid-October this year.

The press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 8.01..

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release of Aventine Renewable Energy Holdings, Inc., dated September 12, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: September 13, 2011

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

	By:	/s/ Calvin Stewart
	Name:	Calvin Stewart
	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Aventine Renewable Energy Holdings, Inc. dated September 12, 2011.